                                                                    Exhibit 3.90

                          CERTIFICATE OF INCORPORATION

                                       OF

                      LAIDLAW MEDICAL TRANSPORTATION, INC.

      1. The name of the corporation is:

                      LAIDLAW MEDICAL TRANSPORTATION, INC.

      2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

      3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

      4. The total number of shares of stock which the corporation shall have authority to issue is One Hundred (100) all of such shares shall be without par value.

      5. The board of directors is authorized to make, alter or repeal the by-laws of the corporation. Election of directors need not be by written ballot.

      6. The name and mailing address of the incorporator is:

                                 M. C. Kinnamon
                                 Corporation Trust Center
                                 1209 Orange Street
                                 Wilmington, Delaware 19801

      I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 18th day of March, 1993.

                                 /s/ M. C. Kinnamon
                                 ----------------------------
                                 M. C. Kinnamon

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                            BEFORE PAYMENT OF CAPITAL

                                       OF

                      LAIDLAW MEDICAL TRANSPORTATION, INC.

      I, the undersigned, being the sole incorporator of LAIDLAW MEDICAL TRANSPORTATION, INC. a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware

      DO HEREBY CERTIFY:

      FIRST: That Article 4. of the Certificate of Incorporation be and it hereby is amended to read as follows:

      The total number of shares of stock which the corporation shall have authority to issue is One Hundred (100) and the par value of each of such shares is one Dollar ($1.00) amounting in the aggregate to One Hundred Dollars ($100.00).

      SECOND: That the corporation has not received any payment for any of its stock.

      THIRD: That the amendment was duly adopted in accordance with the provisions of section 241 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, I have signed this certificate this 7th day of April, 1993.

                                         /s/ M. C. Kinnamon
                                         -----------------------------------
                                         M. C. Kinnamon

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING
                             Chair There North, Inc.
                                Belle River, Inc.
                      Lifeline Medical Transportation, Inc.
                            Express Paratransit, Inc.
                               The 4th Party, Inc.

                                      INTO

                      LAIDLAW MEDICAL TRANSPORTATION, INC.

                                     * * * *

Laidlaw Medical Transportation, Inc, a corporation organized and existing under the laws of Delaware,

DOES HEREBY CERTIFY:

FIRST: That this corporation was incorporated on the 18th day of March, 1993, pursuant to the General Corporate Law of the State of Delaware; the provisions of which permit the merger of a subsidiary corporation of another state into a parent corporation organized and existing under the laws of the said state.

SECOND: That this corporation owns all of the outstanding shares of the stock of Chair There North, Inc, a corporation incorporated on the 22nd day of January, 1979, pursuant to the Business Corporation Law of the State of California.

THIRD: That this corporation owns all of the outstanding shares of the stock of Belle River, Inc, a corporation incorporated on the 5th day of May, 1986, pursuant to the Business Corporation Law of the State of California.

FOURTH: That this corporation owns all of the outstanding shares of the stock of Lifeline Medical Transportation, Inc., a corporation incorporated on the 20th day of May, 1986, pursuant to the Business Corporation Law of the State of California.

FIFTH: That this corporation owns all of the outstanding shares of the stock of Express Paratransit, Inc., a corporation incorporated on the 18th day of November, 1992, pursuant to the Business Corporation Law of the State of California.

SIXTH: That this corporation owns all of the outstanding shares of the stock of The 4th Party, Inc., a corporation incorporated on the 27th day of February, 1981, pursuant to the Business Corporation law of the State of Missouri.

SEVENTH: That this corporation, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent of its members, filed with the minutes of the Board on the L1 ay of August, 1994, determined to and did merge into self said Chair There North, Inc., Belle River, Inc., Lifeline Medical Transportation, Inc., Express Paratransit, Inc. and The 4th Party, Inc.:

"RESOLVED, that Laidlaw Medical Transportation, Inc. merge, and it hereby does merge into itself Chair There North, Inc., Belle River, Inc., Lifeline Medical Transportation, Inc., Express Paratransit, Inc. and The 4th Party, Inc., and assumes all of their obligations; and

FURTHER RESOLVED, that the merger shall be effective on September 1, 1994; and

FURTHER RESOLVED, that the proper officers of this corporation be and they are hereby directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolution to merge said Chair There North, Inc. Belle River, Inc., Lifeline Medical Transportation, Inc., Express Paratransit, Inc. and The 4th Party, Inc., and assumes their liabilities and obligations, and the date of adoption thereof, and to cause the same to have filed with the Secretary of State and a certified copy recorded in the office of the Recorder of Deeds of New Castle County and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anyway necessary or proper to effect said merger."

EIGHTH: Anything herein or elsewhere to the contrary notwithstanding, this merger may be amended or terminated and abandoned by the Board of Directors of Laidlaw Medical Transportation, Inc. at any time prior to the date of filing the merger with the Secretary of State.

IN WITNESS WHEREOF, said Laidlaw Medical Transportation, Inc. has cause this Certificate to be signed by Robert E. Jarrett, its Vice-President and attested by Robert H. Byrne, its Secretary on this 23 day of August, 1994.

                                 Laidlaw Medical Transportation, Inc.

                                 By:  /s/  Robert E. Jarrett
                                      -----------------------------------------
                                          Robert E. Jarrett - Vice-President

ATTEST:

By:  /s/ Robert H. Byrne
     -------------------------------
         Robert H. Byrne - Secretary

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                       FOOTHILLS AMBULANCE & RESCUE, INC.,
                         HALEY WHEELCHAIR CAB, INC. AND
                                    W. J. CO.

                                      INTO

                      LAIDLAW MEDICAL TRANSPORTATION, INC.

                                   * * * * * *


Laidlaw Medical Transportation, Inc., a corporation organized and existing under the laws of Delaware,

DOES HEREBY CERTIFY:

FIRST: That this corporation was incorporated an the 18th day of March, 1993, pursuant to the General Corporate Law of the State of Delaware; the provisions of which permit the merger of a subsidiary corporation of another state into a parent corporation organized and existing under the laws of the said state.

SECOND: That this corporation owns all of the outstanding shares of the stock of Foothills Ambulance & Rescue, Inc., a corporation incorporated on the 27th day of August, 1981, pursuant to the Business Corporation Law of the State of Colorado.

THIRD: That this corporation owns all of the outstanding shares of the stock of Haley Wheelchair Cab, Inc., a corporation incorporated on the 14th day of August, 1993, pursuant to the Business Corporation Law of the State of Colorado.

FOURTH: That this corporation owns all of the outstanding shares of the stack of
W. J. Co, a corporation incorporated on the 5th day of May, 1982, pursuant to the Business Corporation Law of the State of Colorado.

FIFTH: That this corporation, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent of its members, filed with the minutes of the Board on the 13th day of December, 1994, determined to and did merge into self said Foothills Ambulance & Rescue, Inc., Haley Wheelchair Cab, Inc. and W. J. Co.:

"RESOLVED, that Laidlaw Medical Transportation, Inc. merge, and it hereby does merge into itself Foothills Ambulance & Rescue, Inc., Haley Wheelchair Cab, Inc. and W. J. Co., and assumes all of their obligations; and

FURTHER RESOLVED, that the merger shall be effective on December 31, 1994; and

FURTHER RESOLVED, that the proper officers of this corporation be and they are hereby directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolution to merge said Foothills Ambulance & Rescue, Inc., Haley Wheelchair Cab, Inc. and W. J. Co., and assumes their liabilities and obligations, and the date of adoption thereof, and to cause the same to have filed with the Secretary of State and a certified copy recorded in the office of the Recorder of Deeds of New Castle County and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anyway necessary or proper to effect said merger."

SIXTH: Anything herein or elsewhere to the contrary notwithstanding, this merger may be amended or terminated and abandoned by the Board of Directors of Laidlaw Medical Transportation, Inc. at any time prior to the date of filing the merger with the Secretary of State.

IN WITNESS WHEREOF, said Laidlaw Medical Transportation, Inc. has cause this Certificate to be signed by Robert E. Jarrett, its Vice-President and attested by Robert H. Byrne, its Secretary on this 13th day of December, 1994.

                                  Laidlaw Medical Transportation, Inc.

                                  By:  /s/ Robert E. Jarrett
                                       ----------------------------------------
                                           Robert E. Jarrett - Vice-President

ATTEST:

By:  /s/ Robert H. Byrne
     -------------------------------
         Robert H. Byrne - Secretary

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                           A-1 Ambulance Service, Inc.
                              Halls Emergency, Inc.
                             Newhall Ambulance, Inc.
                            Peninsula Ambulance, Inc.
                                      INTO

                      LAIDLAW MEDICAL TRANSPORTATION, INC.

                                   * * * * * *

Laidlaw Medical Transportation, Inc., a corporation organized and existing under the laws of Delaware,

DOES HEREBY CERTIFY:

FIRST: That this corporation was incorporated on the 18th day of March, 1993, pursuant to the General Corporate Law of the State of Delaware; the provisions of which permit the merger of a subsidiary corporation of another state into a parent corporation organized and existing under the laws of the said state.

SECOND: That this corporation owns all of the outstanding shares of the stock of A-1 Ambulance Service, Inc., a corporation incorporated on the 29th day of July, 1981, pursuant to the Business Corporation Law of the State of Texas.

THIRD: That this corporation owns all of the outstanding shares of the stock of Halls Emergency, Inc., a corporation incorporated on the 24th day of February, 1981, pursuant to the Business Corporation Law of the State of Montana.

FOURTH: That this corporation owns all of the outstanding shares of the stock of Newhall Ambulance, Inc., a corporation incorporated on the 7th day of February, 1966, pursuant to the Business Corporation Law of the State of California.

FIFTH: That this corporation owns all of the outstanding shares of the stock of Peninsula Ambulance, Inc., a corporation incorporated on the 7th day of June, 1989, pursuant to the Business Corporation Law of the State of California.

SIXTH: That this corporation, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent of its members, filed with the minutes of the Board on the ____ day of August, 1995, determined to and did merge into self said A-1 Ambulance Service, Inc., Halls Emergency, Inc., Newhall Ambulance, Inc. and Peninsula Ambulance, Inc.:

"RESOLVED, that Laidlaw Medical Transportation, Inc. merge, and it hereby does merge into itself A-1 Ambulance Service, Inc., Halls Emergency, Inc., Newhall Ambulance, Inc. and Peninsula Ambulance, Inc., and assumes all of their obligations; and

FURTHER RESOLVED, that the merger shall be effective on August 31, 1995; and

FURTHER RESOLVED, that the proper officers of this corporation be and they are hereby directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolution to merge said A-1 Ambulance Service, Inc., Halls Emergency, Inc., Newhall Ambulance, Inc. and Peninsula Ambulance, Inc., and assumes their liabilities and obligations, and the date of adoption thereof, and to cause the same to have filed with the Secretary of State and a certified copy recorded in the office of the Recorder of Deeds of New Castle County and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anyway necessary or proper to effect said merger."

SEVENTH: Anything herein or elsewhere to the contrary notwithstanding, this merger may be amended or terminated and abandoned by the Board of Directors of Laidlaw Medical Transportation, Inc. at any time prior to the date of filing the merger with the Secretary of State.

IN WITNESS WHEREOF, said Laidlaw Medical Transportation, Inc. has cause this Certificate to be signed by Robert E. Jarrett, its Vice-President and attested by Robert H. Byrne, its Secretary on this 23 day of August, 1995.

                                  Laidlaw Medical Transportation, Inc.

                                  By:  /s/ Robert E. Jarrett
                                       ----------------------------------------
                                           Robert E. Jarrett - Vice-President

ATTEST:

By:  /s/ Robert H. Byrne
     -------------------------------
         Robert H. Byrne - Secretary

                              CERTIFICATE OF MERGER

                                       OF

          Rapid City-Pennington County Emergency Medical Services, Inc.
                            Wheelchair Transport Ltd.
                          Mercy Ambulance Service, Inc.
                            Atlantic Ambulance, Inc.
                         General Ambulance Service, Inc.
                        TransMed Ambulance Service, Inc.
                   Northside Hospital Ambulance Service, Inc.
                        Star Life Ambulance Service, Inc.
                         Century Ambulance Service, inc.
                         Critical Care Transports, Inc.
                                 Medi-Ride, Inc.
                         Medi-Van Ambulette Corporation
                           Ace Ambulance Service, inc.
                                EmergiCare, Inc.

                             Shepard Ambulance, Inc.
                        CareLine Ambulance Service, Inc.
                           Solano Ambulance Co., Inc.
                             Stockton Ambulance Co.
                CareLine Transportation Management Services, Inc.
                          Pruner Health Services, Inc.
                            Medic-1 Enterprises, Inc.
                                  Med-Pay, Inc.
                       Southland Ambulance Services, Inc.
                       Mercy Ambulance of Fort Wayne, Inc.
                          Mercy Ambulance of Reno, Inc.
                    Central Ambulance Service of Texas, Inc.
                 Central Ambulance Service of Hunt County, Inc.
                     AmeriStat Mobile Medical Services, Inc.
                           AmeriStat Gulf Coast, Inc.
                              Allyn Ambulance, Inc.
                     Hou-Tex EmergiCare Transportation, Inc.
                         AmeriStat Navarre-Diamond, Inc.
                          Stat-Tech Acquisition Company
                        Life-Corn Services of Texas, Inc.
                   AmeriStat Emergency Medical Services, Inc..
                          AmeriStat South Central, inc.
                         Tiger Marc Acquisition Company

                           AmCare Acquisition Company
                       Medi-Trans Ambulance Service, Inc.
                          AmeriStat of East Texas, Inc.

                     Beaumont Medic-Care Acquisition Company
                           Diamond Acquisition Company
                              LifeLine E.M.S., Inc.
                      L.L.E.M.S. Community Ambulance, Inc.
                                L.L.E.M.S., Inc.

                                      INTO

                      Laidlaw Medical Transportation, Inc.

                                   * * * * * *

The undersigned corporation organized and existing under and by virtue of the General Corporation Law of Delaware,

DOES HEREBY CERTIFY:

      FIRST: That the name and sate of incorporation of each of the constituent corporations of the merger is as follows:

                          NAME                                  STATE OF INC.
-------------------------------------------------------------   -------------
Rapid City Pennington County Emergency Medical Services, Inc.   South Dakota
Wheelchair Transport Ltd.                                       South Dakota
Mercy Ambulance Service, Inc.                                   California
Atlantic Ambulance, Inc.                                        Delaware
General Ambulance Service, Inc.                                 Georgia
TransMed Ambulance Service, Inc.                                Georgia
Northside Hospital Ambulance Service, Inc.                      Georgia
Star Life Ambulance Service, inc.                               Georgia
Century Ambulance Service, Inc.                                 Georgia
Critical Care Transports, Inc.                                  Georgia
Medi Ride, Inc.                                                 California
Medi-Van Ambulette Corporation                                  California
Ace Ambulance Service, Inc.                                     Connecticut
EmergiCare, Inc.                                                Wyoming

Shepard Ambulance, Inc.                                         Washington
CareLine Ambulance Service, Inc.                                Colorado
Solano Ambulance Co., Inc.                                      California
Stockton Ambulance Co.                                          California
CareLine Transportation Management Services, Inc.                California
Pruner Health Services, Inc,                                    California
Medic-1 Enterprises, Inc.                                       California
Med-Pay, Inc.                                                   California

Southland Ambulance Services, Inc.                              California
Mercy Ambulance of Fort Wayne, Inc.                             Indiana
Mercy Ambulance of Reno, Inc.                                   Nevada
Central Ambulance Service of Texas, Inc.                        Texas
Central Ambulance Service of Hunt County, Inc.                  Nevada
AmeriStat Mobile Medical Services, Inc.                         Delaware
AmeriStat Gulf Coast, Inc.                                      Texas
Allyn Ambulance, Inc.                                           Texas
Hou-Tex EmergiCare Transportation, Inc.                         Texas
AmeriStat Navarre-Diamond, Inc.                                 Texas
Stat-Tech Acquisition Company                                   Texas
Life-Corn Services of Texas, Inc.                               Texas
AmeriStat Emergency Medical Services, Inc.                      Texas
AmeriStat South Central, Inc.                                   Texas
Tiger Marc Acquisition Company                                  Texas
AmCare Acquisition Company                                      Texas
Medi-Trans Ambulance Service, Inc.                              Texas
AmeriStat of East Texas, Inc.                                   Texas
Beaumont Medic-Care Acquisition Company                         Texas
Diamond Acquisition Company                                     Texas
LifeLine E.M.S., Inc.                                           Texas
L.L.E.M.S. Community Ambulance, Inc.                            Oklahoma
L.L.E.M.S., Inc.                                                Texas
Laidlaw Medical Transportation, Inc.                            Delaware

      SECOND: That the authorized stock for the non-Delaware corporations are as follows:

            See attached Schedule "A"

      THIRD: That an agreement of merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of section 252 of the General Corporation Law of Delaware.

      FOURTH: That the name of the surviving corporation of the merger is Laidlaw Medical Transportation, Inc.

      FIFTH: That the Certificate of Incorporation of Laidlaw Medical Transportation, Inc., a Delaware corporation which will survive the merger, shall be the Certificate of Incorporation of the surviving corporation.

      SIXTH: That the executed Agreement of Merger is on file at the principal place of business of the surviving corporation, the address of which is 3221 North Service Road, Burlington, Ontario, Canada, L7R 3\ 8.

      SEVENTH: That a copy of the agreement of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

      EIGHTH: That this Certificate of Merger shall be effective on August 31, 1996.

DATED August 29th, 1996.

                                       Laidlaw Medical Transportation, Inc.

                                       By:  /s/ Robert H. Byrne
                                            ------------------------------
                                                Robert H. Byrne - Secretary

                                  Schedule "A"

Name of Corporation                          Authorized Shares   Par Value
------------------------------------------   -----------------   ----------
Rapid City-Pennington County                 1,000 Common        1.00
Emergency Medial Services, Inc.

Wheelchair Transport Ltd.                    5,000 Common        100.00

Mercy Ambulance Service, Inc                 5,000 Common        0.00

General Ambulance Service, Inc.              500 Common          1.00

TransMed Ambulance Service, Inc.             3,000 Common        0.001

Northside Hospital Ambulance Service, Inc.   50,000 Common       0.00

Star Life Ambulance Service, Inc.            250,000 Common      1.00

Century Ambulance Service, Inc               50,000 Common       0.00

Critical Care Transports, Inc.               10,000 Common       1.00

Medi-Ride, Inc                               10,000 Common       0.00

Medi-Van Ambulette Corporation               1,000 Common        0.00

Ace Ambulance Service, Inc.                  5,000 Common        0.00

EmergiCare, Inc.                             50,000 Common       0.00

Shepard Ambulance, Inc.                      50,000 Common       100.00

CareLine Ambulance Service, Inc.             3,000 Common        0.00

Solana Ambulance Co., Inc.                   50,000 Common       10.00

Stockton Ambulance Co.                       2,500 Common        10.00

CareLine Transportation
Management Services, Inc.                    3,000 Common        0.0001

Pruner Health Services, Inc.                 75,000 Common       0.00

Medic-1 Enterprises, Inc.                    10,000 Common       0.00

Med Pay, Inc.                                10,000 Common       0.00

Southland Ambulance Services, Inc.           2,500 Common        0.00

Mercy Ambulance of Fort Wayne, Inc.          1,000 Common        1.00

Mercy Ambulance of Reno, Inc.                2,500,000 Common    0.01

Central Ambulance Service of Texas, Inc.     1,000,000 Common    0.00

Central Ambulance Service of
Hunt County, Inc.                            1,000 Common        0.01

AmeriStat Gulf Coast, Inc.                   1,000 Common        0.01

Allyn Ambulance, Inc.                        100,000 Common      1.00

Hou-Tex EmergiCare Transportation, Inc.      1,000 Common        0.00

AmeriStat Navarre-Diamond, Inc.              1,000 Common        0.01

Stat-Tech Acquisition Company                1,000 Common        0.01

Life-Com Services of Texas, Inc.             10,000 Common       1.00

AmeriStat Emergency Medical Services, Inc.   10,000 Common       0.10

AmeriStat South Central, Inc.                1,000 Common        0.01

Tiger Marc Acquisition Company               1,000 Common        0.01

AmCare Acquisition Company                   1,000 Common        0,01

Medi-Trans Ambulance Service, Inc.           100 Common          0.00

AmeriStat of East Texas, Inc.                1,000 Common        0.01

Beaumont Medic-Care Acquisition Company      1,000 Common        0.01

Diamond Acquisition Company                  1,000 Common        0.01

LifeLine E.M.S., Inc.                        1.00 Common         0.00

L.L.E.M.S. Community Ambulance, Inc.         1,000 Common        L00

L.L.E.M.S., Inc.                             100 Common          0.00

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

                         EMERGICARE OF NEW MEXICO, INC.
                              a Wyoming corporation

                                  WITH AND INTO

                      LAIDLAW MEDICAL TRANSPORTATION, INC.
                             a Delaware corporation

      Under Section 253 of the General Corporation Law of the State of Delaware, Laidlaw Medical Transportation, Inc., a corporation organized and existing under the laws of the State of Delaware ("the Parent"), DOES HEREBY CERTIFY:

      FIRST: That the Parent was incorporated on the 18th day of March, 1993, pursuant to Section 101 of the General Corporation Law of the State of Delaware.

      SECOND: That the Parent owns all of the outstanding capital stock of Emergicare of New Mexico, Inc., a corporation incorporated on the 11th day of May, 1988 pursuant to the Wyoming Business Corporation Act (the "Subsidiary").

      THIRD: That, on August 25, 1997, the Board of Directors of the Parent adopted the resolutions attached hereto as Exhibit A in connection with the Merger of the Subsidiary with and into itself.

      FOURTH: The persons who are directors of the Parent immediately prior to the Merger shall be, upon the effectiveness of the Merger, the directors of the Surviving Corporation, without change until their resignation or removal or until their successors have been duly elected and qualified in accordance with the laws of the State of Delaware, the Certificate of Incorporation and By-Laws of the Surviving Corporation. The persons who are officers of the Parent immediately prior to the Merger shall continue, after the effectiveness of the Merger, as officers of the Surviving Corporation, without change until their resignation or removal or until their successors have been elected or appointed and qualified in accordance with the laws of the State of Delaware and the Certificate of Incorporation and By-Laws of the Surviving Corporation.

      EIGHTH: That this Certificate of Ownership and Merger shall be effective August 28, 1997.

      IN WITNESS WHEREOF, the undersigned, being the Vice President of Laidlaw Medical Transportation, Inc., has executed this Certificate and hereby affirms under the penalties of perjury that its contents are true as of this 27th day of August, 1997.

LAIDLAW MEDICAL TRANSPORTATION, INC.

By:  /s/ Joshua T. Galnes
     ---------------------------------------
         Joshua T. Galnes, Vice President

                                    EXHIBIT A

                      LAIDLAW MEDICAL TRANSPORTATION, INC.

                      Resolutions of the Board of Directors

                                     Merger

RESOLVED:   That, pursuant to Section 253 of the General Corporation Law of the
            State of Delaware, and the applicable laws of the State of Wyoming, Emergicare of New Mexico, Inc. its wholly-owned subsidiary (the
            "Subsidiary"), merge with and into this Corporation (the "Merger");
            that the effective time of the Merger (the "Effective Time") shall be at such time as the Certificate of Ownership and Merger of the Subsidiary with and into this Corporation is filed with the office of the Secretary of State of the State of Delaware and the corresponding Articles of Merger are filed with the Secretary of State of the State of Wyoming; that it is in the best interest of this Corporation and the Subsidiary that the corporations merge, with this Corporation being the Surviving Corporation (the
            "Surviving Corporation"); that at the Effective Time, (i) the
            Surviving Corporation shall assume all of the Subsidiary liabilities and obligations pursuant to Wyoming Business Corporation Act and
            Section 253 of the General Corporation Law of the State of Delaware
            (ii) the identity, existence, rights, privileges, powers, franchises, properties and assets of the Surviving Corporation continue unaffected and unimpaired by the Merger, and (iii) the identity and separate existence of the Subsidiary shall cease and all of the rights, privileges, powers, franchises. properties and assets of the Subsidiary shall be vested in the Surviving
            Corporation; and that the President, any Vice President, and the Secretary and any Assistant Secretary of this Corporation at the time in office be, and they are, and each of them acting singly is, hereby authorized, in the name and on behalf of this Corporation, to take any and all actions and to execute, file or cause to be filed any and all documents, agreements, instruments or certificates, including without limitation executing and filing a Certificate of Ownership and Merger pursuant to Sections 103 and 253 of the General
            Corporation Law of Delaware, and to do or cause to be done any and all other things as such officer or officers may ill his, her or their judgment deem necessary, desirable or appropriate in order to give effect to, and carry out the intent of, this resolution, the execution and delivery of any such documents, instruments or certificates and the taking of any such action to be conclusive evidence that the same has been approved by this Board of Directors.

                    Certificate of Incorporation and By-Laws

RESOLVED:   That from and after the Effective Time and thereafter until amended as provided by law, the Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of this Corporation, and the By-Laws of the Surviving Corporation shall be the By-Laws of this Corporation, each as in effect immediately prior to the Effective Time.

                             Directors and Officers

RESOLVED:   That each of the directors and officers of this Corporation immediately prior to the Effective Time shall continue in the same position or positions with the Surviving Corporation following the Effective Time, in each case until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

                                     General

RESOLVED:   That the officers of this Corporation at the time in office be, and they are, and each of them acting singly is, authorized from time to time, in the name and on behalf of this Corporation, under the corporate seal of the Corporation, if desired, attested by an appropriate officer, if desired, to execute, acknowledge and deliver all such orders, directions, certificates, instruments, agreements and other documents, and to do or cause to be done all such other acts, as may be shown by his, her or their execution and performance thereof to be in his, her or their judgement necessary or desirable in connection with the consummation of the transactions referred to in or the obligations contemplated by the foregoing resolutions, or any transactions otherwise authorized by these resolutions, the taking of any such action and the execution and delivery of any such documents, instruments or certificates to be conclusive evidence that the same has been approved by the Board of Directors of this Corporation.

RESOLVED:   That the preceding resolutions relating to the Merger may be rescinded by the Board of Directors of this Corporation at any time before the Effective Time.

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